Exhibit 99.1

Amended and Restated

Convertible Note Deed

Wize Pharma, Inc.

The Noteholders

77 Castlereagh Street

Sydney NSW 2000

Australia

T +61 2 9931 4999

F +61 2 9931 4888

Ref JRE:40043060

Contents

1.	Definitions and interpretation	1

2.	Issue of Convertible Notes	5

3.	Convertible Note Certificates	5

4.	Status of Convertible Notes	5

5.	Register	6

6.	Discharge and release	7

7.	Payments	7

8.	Warranties	7

9.	Covenants	9

10.	Notices	10

11.	Waiver	11

12.	Invalidity	11

13.	Variation	11

14.	Governing law	11

Schedule 1 – Convertible Note Certificate		13

Schedule 2 – Conditions		15

i

Amended and Restated Convertible Note Deed

Dated as of the Effective Date

Parties

1.	Wize Pharma, Inc. of 24 Hanagar Street, Hod Hasharon 4527708, Israel (Company).

2.	The holders of Convertible Notes created and issued by the Company in accordance with clause 16 of the Original Deed (Noteholders).

Background

A.	Cosmos borrowed money from the Noteholders through the issue of convertible notes under the Original Deed.

B.	In accordance with clause 16 of the Original Deed, as of the Effective Date Cosmos has ceased to be a party to this deed, the Company has become a party to this deed and the Company has become indebted to the Noteholders in the amount of the Amount Outstanding and has issued the Convertible Notes to the Noteholders subject to the terms and conditions of this deed.

Operative provisions

1.	Definitions and interpretation

1.1	Definitions

The following definitions apply unless the context requires otherwise.

Amount Outstanding means, in relation to Convertible Notes, the Face Value of the Convertible Notes together with all Interest accrued on the Convertible Notes, which as at the Issue Date is equal to the USD Amount Outstanding.

Board means the board of directors of the Company as constituted from time to time.

Business Day means a day on which trading banks are open for general banking business in Delaware, United States excluding Saturday, Sunday and any public holiday in Delaware, United States.

Conditions means the conditions of issue of the Convertible Notes specified in Schedule 2 and Condition means one of them.

Constitution means the Company’s certificate of incorporation, certificates of designation and bylaws, as amended from time to time.

Conversion means, in relation to Convertible Notes, the redemption of the Convertible Notes by repayment of the Amount Outstanding and the simultaneous application of the Amount Outstanding in subscribing for Shares, and Convert and Converted have corresponding meanings.

Conversion Date means the earlier of:

(a)	the date that is six months after the Original Issue Date; and

(b)	the date of completion of a Qualified Financing.

Convertible Note Certificate means, in relation to Convertible Notes, a certificate in the form of Schedule 1 relating to those Convertible Notes that are issued in accordance with the terms and conditions of this deed.

Convertible Notes means the convertible notes of the Face Value issued by the Company in accordance with clause 2 of this deed.

Cosmos means Cosmos Capital Limited ACN 636 458 912.

Effective Date has the meaning given in the Original Deed.

Face Value means, in relation to each Convertible Note, the amount of $0.77.

Immediately Available Funds means by bank cheque or an electronic transfer of funds.

Insolvency Event means the occurrence of any one or more of the following:

(a)	the Company applies for, consents to, or acquiesces in, the appointment of a trustee, receiver or other custodian for the Company, or a substantial part of its assets, or makes a general assignment for the benefit of its creditors;

(b)	the Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing;

(c)	an involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company or

(d)	a resolution being passed by the persons necessary to approve the dissolution and winding up of the Company.

Interest means interest calculated in accordance with Condition 2.

Interest Rate means a rate of 8% per annum.

Issue Date means the Effective Date.

Noteholder means a person whose name is entered in the Register as the holder of a Convertible Note or Convertible Notes.

Original Deed means the deed dated 8 February 2021 by Cosmos in favour of the Noteholders, of which this deed is as amended and restated in accordance with clause 16 of the Original Deed.

Original Issue Date means the Issue Date as defined in, and in respect of the issue of convertible notes under, the Original Deed.

Qualified Financing means the admission of the Company’s shares to quotation on the NASDAQ Stock Market.

Register means the register of Convertible Notes maintained by the Company pursuant to clause 5.

Redemption Date means the date of the occurrence of an Insolvency Event.

Redeemed means redeemed in accordance with Condition 6 and Redemption and Redeem have corresponding meanings.

Share means a share of common stock in the capital of the Company.

United States or US means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia.

U.S. person means (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the US Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) promulgated under the US Securities Act) who are not natural persons, estates or trusts. The following are not “U.S. persons”: (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

US Securities Act means the United States Securities Act of 1933.

USD Amount Outstanding has the meaning given in clause 16.3(c) of the Original Deed.

VWAP means volume-weighted average price.

1.2	Interpretation

In this deed, unless the context requires otherwise:

(a)	the singular includes its plural and vice versa;

(b)	words denoting any gender include all genders;

(c)	where a word or phrase is defined, its other grammatical forms have a corresponding meaning;

(d)	headings are for convenience only and do not affect interpretation;

(e)	a reference to a person includes a corporation, trust, partnership, unincorporated body or other entity, whether or not it comprises a separate legal entity;

(f)	a reference to a party to this deed includes its successors and permitted assigns;

(g)	a reference to a particular day or time is to that day or time in Delaware, United States;

(h)	a reference to any agreement (including this deed) or document is to the agreement or document as amended, supplemented, novated or replaced from time to time;

(i)	a reference to a clause, paragraph, schedule or annexure is to a clause, paragraph, schedule or annexure in or to this deed;

(j)	a reference to this deed includes any schedules and annexures to this deed;

(k)	a reference to writing includes any method of representing or reproducing words, figures, drawings or symbols in a visible or tangible form;

(l)	a reference to $ or USD is to the currency of the United States;

(m)	a reference to legislation (including subordinate legislation) or a provision of it is to that legislation or provision as amended, re-enacted or replaced, and includes any subordinate legislation issued under it;

(n)	words such as including or for example do not limit the meaning of the words preceding them (i.e., including shall be read as “including without limitation”);

(o)	an obligation or liability assumed by, or a right conferred on, two or more parties binds or benefits all of them jointly and each of them severally; and

(p)	nothing in this deed is to be interpreted against a party solely on the ground that the party or its advisers drafted it.

1.3	Business Days

If the day on or by which a person must do something under this deed is not a Business Day:

(a)	if the act involves a payment that is due on demand, the person must do it on or by the next Business Day; and

(b)	in any other case, the person must do it on or by the next Business Day.

2.	Issue of Convertible Notes

On the Issue Date, and subject to Wize having sufficient authorised capital, Wize must issue to each Noteholder the number of Convertible Notes, each having the Face Value, equal to the USD Amount Outstanding in respect of that Noteholder divided by the Face Value (and if the calculation results in an entitlement to a fraction of a Convertible Note, the number of Convertible Notes will be rounded down to the nearest whole number), subject to and in accordance with this deed.

3.	Convertible Note Certificates

3.1	Issue

The Company must issue a Convertible Note Certificate to each person who is issued a Convertible Note within 10 Business Days after the Issue Date of that Convertible Note.

3.2	Note Conditions of Issue

The Conditions are deemed to be included or endorsed on each Convertible Note Certificate.

3.3	Replacement

If a Convertible Note Certificate becomes worn out or defaced, then on production of the Convertible Note Certificate to the Company, the Company must cancel it and issue a replacement Convertible Note Certificate.

3.4	Missing Certificate

If a Convertible Note Certificate is lost or destroyed, the Company must issue a duplicate Convertible Note Certificate in its place on application in writing by the Noteholder accompanied by the following:

(a)	a statutory declaration or such other evidence as the Company may reasonably require that:

(i)	the Convertible Note Certificate has been lost or destroyed; and

(ii)	if the Convertible Note Certificate has been lost, proper searches for it have been made;

(b)	a written undertaking that if the original Convertible Note Certificate is found or received by the Noteholder, it will be returned to the Company; and

(c)	any indemnity required by the Company.

4.	Status of Convertible Notes

4.1	Ranking

Each Convertible Note:

(a)	ranks equally with each other Convertible Note; and

(b)	is held subject to and with the benefit of the terms and conditions of this deed (including the Conditions).

4.2	Conditions

The Convertible Notes are issued on condition that the Company is bound by, and complies with, the terms and conditions of this deed (including the Conditions).

4.3	Rights

The Company acknowledges and confirms in favour of the Noteholders that the obligations imposed on the Company under this document in relation to the Convertible Notes issued by the Company are owed to and are for the benefit of each Noteholder from time to time so that each Noteholder has the benefit of, and may, subject to the terms of this deed, enforce, this document against the Company even though it is not party to, or is not in existence at the time of execution and delivery of, this deed.

4.4	Unsecured

The Convertible Notes are unsecured obligations of the Company.

4.5	No rights or liabilities as shareholders

In the absence of conversion of a Convertible Note, no provisions of such Convertible Note, Convertible Note Certificate or this deed, and no enumeration herein of the rights or privileges of the Noteholder, shall cause such Noteholder to be a stockholder of the Company for any purpose. Prior to conversion of a Convertible Note, the Noteholder shall not be entitled to any rights of a stockholder with respect to any Shares into which such Convertible Note might convert, including (without limitation) the right to vote such Shares, receive distributions thereon, exercise pre-emptive rights or be notified of meetings, and the Noteholder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

5.	Register

5.1	Company must keep Register

The Company must establish and keep the Register which must record:

(a)	the name and address of each Noteholder;

(b)	the number of Convertible Notes held by each Noteholder;

(c)	the Issue Date or date of transmission of Convertible Notes held by each Noteholder; and

(d)	particulars of any Conversion or Redemption of Convertible Notes held by each Noteholder.

5.2	Holder

A person whose name is entered in the Register in respect of Convertible Notes is the holder of those Convertible Notes. An entry in the Register is conclusive evidence that the person named in the entry is the absolute owner of, and holder of title to, the Convertible Notes registered in the name of that person.

5.3	Certificates

A Convertible Note Certificate relating to Convertible Notes is prima facie evidence that the person named in the Convertible Note Certificate as the holder of the Convertible Notes is the owner of, and holder of title to, the Convertible Notes. Convertible Note Certificates, and any certificate representing Shares into which a Convertible Note is converted, will be issued with a legend in compliance with securities laws substantially similar to the following:

“THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS SUCH SALE OR TRANSFER IS PURSUANT TO RULE 144 UNDER THE ACT.”

6.	Discharge and release

The Company is immediately discharged and released from its liabilities, obligations and covenants under this deed in respect of any Convertible Note on the first to occur of:

(a)	the date on which that Convertible Note and all Interest on that Convertible Note is Redeemed and paid in accordance with the Conditions; and

(b)	the date on which that Convertible Note and all Interest on that Convertible Note is Converted in accordance with the Conditions,

whether or not the Convertible Note Certificate with respect to such Convertible Notes has been surrendered or delivered to the Company.

7.	Payments

7.1	Payments

Except as specifically set out in this deed (including the Conditions), the Company must pay each amount required to be paid by it under this deed (including the Conditions) in Immediately Available Funds free of any costs, charges or expenses.

7.2	No Set Off

The Company has no right to set off, counterclaim or otherwise deduct from or withhold any payment that it is liable to make to a Noteholder under this deed (including the Conditions) against any money that the Noteholder is or may be liable to pay to the Company, whether under this deed or otherwise.

8.	Warranties

8.1	Warranties by the Company

The Company warrants to each Noteholder as at the Issue Date that:

(a)	(status) it is validly existing and in good standing under the laws of the place of its incorporation or creation;

(b)	(power) it has the power to enter into and perform its obligations under this deed (including the Conditions), to carry out the transactions contemplated by this deed (including the Conditions) and to carry on its business as now conducted or contemplated;

(c)	(corporate authorisations) it has taken all necessary action to authorise the entry into and performance of this deed and to carry out the transactions contemplated by this deed;

(d)	(documents binding) this deed (including the Conditions) create valid and binding obligations on it enforceable in accordance with their terms, subject to any necessary stamping and registration; and

(e)	(transactions permitted) the execution and performance by it of this deed and each transaction contemplated under this deed did not and will not violate in any respect a provision of:

(i)	a law or treaty or a judgment, ruling, order or decree of a government or governmental authority or agency binding on it; or

(ii)	its constitution, deeds establishing the existing trusts or other constituent documents.

8.2	Warranties and acknowledgements by the Noteholders

Each Noteholder warrants to the Company as at the Issue Date that:

(a)	(purchase entirely for own account) each Convertible Note and the Shares issuable upon conversion of the Convertible Note (collectively, the “Securities”) are and will be acquired for investment for the Noteholder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Noteholder has no present intention of selling, granting any participation in, or otherwise distributing the same;

(b)	(disclosure of information; non-reliance) the Noteholder has received all the information it considers necessary or appropriate to enable it to make an informed decision concerning an investment in the Securities. The Noteholder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities. The Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities. In deciding to purchase the Securities, the Noteholder is not relying on the advice or recommendations of the Company and has made its own independent decision that the investment in the Securities is suitable and appropriate for the Noteholder. No federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment;

(c)	(accredited investor) the Noteholder is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the US Securities Act;

(d)	(no general solicitation) neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising within the meaning of Rule 502 of Regulation D under the US Securities Act or in any manner involving a public offering within the meaning of Section 4(a)(2) of the US Securities Act;

(e)	(foreign investors) it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities, including (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, conversion, redemption, sale, or transfer of the Securities. The Noteholder’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Noteholder’s jurisdiction. The Company has taken no action in foreign jurisdictions with respect to the Securities; and

(f)	(non-US person) it is not a U.S. person and, in connection therewith, that: (i) as at the Issue Date the Noteholder was outside the United States; (ii) the Noteholder is acquiring the Securities for its own account, for investment and not for distribution or resale to others and not for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person.

Each Noteholder also acknowledges that the Securities have not been, and will not be, registered under the US Securities Act or state securities laws, by reason of specific exemptions from the registration provisions thereof which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Noteholder’s representations as expressed herein. The Securities are “restricted securities” under U.S. federal and applicable state securities laws and that, pursuant to these laws, the Noteholder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission (“SEC”) and registered or qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Company has no obligation to register or qualify the Securities for resale and the Noteholder further acknowledges that, if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Noteholder’s control, and which the Company is under no obligation, and may not be able, to satisfy.

9.	Covenants

The Company must, subject to and in accordance with the terms and conditions of this deed (including the Conditions):

(a)	comply with the Conditions;

(b)	accrue Interest on the Convertible Notes in accordance with the Conditions;

(c)	as and when Convertible Notes are due to be Redeemed, Redeem them and pay the Face Value in respect of them, together with any accrued Interest and all other amounts that are payable to the Noteholders in accordance with the terms and conditions of this deed (including the Conditions);

(d)	as and when Convertible Notes are Converted, Convert them and apply the funds as consideration for the issue of Shares in accordance with the Conditions; and

(e)	execute and do all things necessary to give effect to this deed (including the Conditions) and the Convertible Notes and to confer the full benefit of them on Noteholders.

10.	Notices

10.1	How notice to be given

Each communication (including each notice, consent, approval, request and demand) under or in connection with this deed:

(a)	may be given by personal service, post or email;

(b)	must be in writing and in English;

(c)	must be addressed as follows (or as otherwise notified by that party to the other party from time to time):

(i)	if to the Company:

Address:	Level 5, 97 Pacific Highway North Sydney NSW 2060 Australia

Email:	james@cosmoscapital.io

(ii)	if to a Noteholder, at the address set out in the Register

(d)	(in the case of personal service or post) must be signed by the party making it or (on that party’s behalf) by the solicitor for, or any attorney, director, secretary or authorised agent of, that party;

(e)	(in the case of email) must be pdf or other non-editable format and be attached to an email that states that the attachment is a communication under this deed; and

(f)	must be delivered by hand or posted by prepaid certified or registered post to the address, or sent by email with a read receipt requested to the email address, of the addressee, in accordance with subclause (c).

10.2	When notice taken to be received

Each communication (including each notice, consent, approval, request and demand) under or in connection with this deed is taken to be received by the addressee:

(a)	(in the case of prepaid post sent to an address in the same country) on the third Business Day after the date of posting;

(b)	(in the case of prepaid post sent to an address in another country) on the fifth Business Day after the date of posting by airmail;

(c)	(in the case of delivery by hand) on delivery; and

(d)	(in the case of email) unless the party sending the email knows or reasonably ought to suspect that the email and the attached communication were not delivered to the addressee’s domain specified in the email address notified for the purposes of clause 10.1, the earlier of the time specified in a read receipt received from the addressee and 24 hours after the email was sent provided that no notice has been received in that period indicating that the email has not been successfully delivered, but if the communication would otherwise be taken to be received on a day that is not a Business Day or after 5.00 pm, it is taken to be received at 9.00 am on the next Business Day.

11.	Waiver

Failure to exercise or enforce or a delay in exercising or enforcing or the partial exercise or enforcement of any right, power or remedy provided by law or under this deed (including the Conditions) by any party will not in any way preclude, or operate as a waiver of, any exercise or enforcement, or further exercise or enforcement of that or any other right, power or remedy provided by law or under this deed (including the Conditions). Any waiver or consent given by any party under this deed (including the Conditions) will only be effective and binding on that party if it is given or confirmed in writing by that party. No waiver of a breach of any term of this deed (including the Conditions) will operate as a waiver of another breach of that term or of a breach of any other term of this deed (including the Conditions).

12.	Invalidity

Any provision of this deed that is invalid or unenforceable in any jurisdiction is, as to that jurisdiction, only to be read down or severed to the extent of that invalidity or unenforceability so long as the remaining provisions of this deed are properly and effectively self-sustaining and capable of separate enforcement without regard to the read down or severed provision in that jurisdiction. The remaining provisions continue to be valid and enforceable in accordance with their terms.

13.	Variation

13.1	Variation by Board

The Board may, by resolution, vary, modify, alter, cancel, amend or add to all or any of this deed or the Conditions if in their opinion the modification, alteration, cancellation, amendment or addition is:

(a)	of a formal or technical nature;

(b)	made to correct a manifest error; or

(c)	necessary to comply with the provisions of any statute or the requirements of any statutory authority.

13.2	Other Variations

Subject to clause 13.1, this deed and the Conditions may only be varied by a document signed by the Company and by the Noteholders holding a majority-in-interest of the aggregate principal amount of the Convertible Notes. Any amendment effected in accordance with this clause 13.2 will be binding upon each Noteholder.

14.	Governing law

This deed (including the Conditions) is governed by the law in force in the State of Delaware, United States and each party submits to the non-exclusive jurisdiction of the courts of that State in relation to all matters arising under this deed (including the Conditions).

Signing page

Executed as a deed.

Executed by Wize Pharma, Inc.

By:
Name:
Title:

Schedule 1 – Convertible Note Certificate

THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS SUCH SALE OR TRANSFER IS PURSUANT TO RULE 144 UNDER THE ACT.

Location of Register: Delaware, United States

Certificate Number:

This is to certify that:

The person named in Item 1 of the Schedule is the holder of that number of Convertible Notes as is specified in Item 2 of the Schedule.

Each Convertible Note has a Face Value as specified in Item 3 of the Schedule. The aggregate Face Value for all of the Convertible Notes is as specified in Item 4 of the Schedule.

The Convertible Notes are paid in full.

The Convertible Notes certified by this Convertible Note Certificate are issued on the date specified in Item 5 of the Schedule on and subject to the Conditions, a copy of which is attached.

In this certificate, a reference to a Convertible Note means a Convertible Note issued under clause 2 of the Amended and Restated Convertible Note Deed dated [●] 2021 by Wize Pharma, Inc., in favour of the Noteholders (Convertible Note Deed).

Executed by Wize Pharma, Inc.

By:
Name:
Title:

The Noteholder is bound by the Conditions attached to this Certificate.

SCHEDULE TO CONVERTIBLE NOTE CERTIFICATE

Item 1 Noteholder	Name

ABN

Address

Item 2 Number of Notes	[ ]

Item 3 Face Value of each Note	$0.77

Item 4 Aggregate Face Value of Notes	[$#]

Item 5 Issue Date	[ ]

Schedule 2 – Conditions

1.	General Terms of Issue

1.1	Capitalised terms in these Conditions have the meanings given to them in the Convertible Note Deed.

1.2	Each Convertible Note:

(a)	is issued at its Face Value;

(b)	bears interest under Condition 2;

(c)	is convertible into Shares in the manner and at the times provided by Conditions 3 and 4;

(d)	is redeemable in accordance with Condition 6; and

(e)	is not transferrable.

1.3	The Company will execute all documents and take all actions reasonably required to comply with these Conditions.

2.	Interest

2.1	Each Convertible Note will bear simple Interest from the Issue Date at the Interest Rate. Interest will be calculated on the principal from and including the Issue Date until and including the date of Conversion or Redemption. If the date of Conversion or Redemption occurs less than six months after the Original Issue Date, then Interest will be calculated on the principal from and including the Issue Date until and including the date that is six months after the Original Issue Date

2.2	Accrued Interest will be paid to the Noteholder on the Redemption Date. On the Conversion Date, accrued Interest will either (at the Company’s election in its entire discretion, provided that the Company must make the same election in respect of all Noteholders) be paid to the Noteholder or Converted into Shares, the number of Shares to be calculated in accordance with the following formula:

S = AI / P

where:

S is the number of Shares;

AI is the accrued Interest; and

P is the issue price of Shares under the Qualified Financing or the VWAP of Shares over the 7 days prior to the Conversion Date, whichever is lower.

If the calculation results in an entitlement to a fraction of a Share, the number of Shares will be rounded down to the nearest whole number.

2.3	On Conversion of a Convertible Note, the obligation of the Company to pay Interest in respect of the Convertible Note after the Conversion is extinguished.

3.	Automatic Conversion

3.1	On the Conversion Date, each Convertible Note will automatically convert into 2.27138643 Shares.

3.2	If the calculation under Condition 3.1 (in respect of the conversion of all of the Convertible Notes of a Noteholder) results in an entitlement to a fraction of a Share, the number of Shares will be rounded down to the nearest whole number.

4.	Issue of Shares on Conversion

4.1	On the Conversion Date the Company must allot and issue to the Noteholder the Shares to which the Noteholder is entitled in respect of that Conversion.

4.2	All Shares issued to a Noteholder on Conversion of Convertible Notes must be issued by the Company fully paid.

4.3	The Shares issued on Conversion under Condition 3 will rank equally in all respects with the existing Shares issued by the Company at the Conversion Date.

4.4	All Shares issued to a Noteholder on Conversion of the Convertible Notes must be held by the Noteholder on and subject to the terms and conditions of the Constitution.

4.5	The Noteholder must deliver to the Company the Certificates relating to any Convertible Notes prior to Conversion of the Convertible Notes.

4.6	The certificate in respect of any Shares issued to a Noteholder on Conversion of the Convertible Notes may bear the following or a similar legend:

THIS INSTRUMENT AND THE SECURITIES TO WHICH IT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR UPON RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

5.	Reorganisation

Where as a consequence of:

(a)	a pro rata bonus issue of Shares (not including an issue for cash or other consideration);

(b)	a subdivision or consolidation of Shares; or

(c)	any other reorganisation of share capital,

(each a Reorganisation Event) the number of Shares alters, then the number of Shares into which the Convertible Notes are convertible is adjusted so that the Convertible Notes are convertible into the same percentage of the issued share capital as the percentage into which they are convertible immediately before the relevant Reorganisation Event.

6.	Redemption

6.1	The Company may not redeem or repay the Convertible Notes other than in accordance with this Condition 6.

6.2	On the Redemption Date the Company must redeem all Convertible Notes and the Company must pay to the Noteholders the Amount Outstanding as at the Redemption Date.

6.3	On Redemption, each Noteholder must deliver to the Company the Convertible Note Certificates relating to the Convertible Notes held by the Noteholders that are being Redeemed.

7.	General

7.1	Property in a Convertible Note will for all purposes be regarded as situated at the place where the Register on which the Convertible Note is for the time being registered situated and not elsewhere.

7.2	Subject to the other Conditions, the Company will recognise the Noteholder of Convertible Notes as the absolute owner of the Convertible Notes.

7.3	The legal personal representatives of a deceased Noteholder (not being one of several joint Noteholders) are the only persons recognised by the Company as having any title to the Convertible Notes registered in the name of that Noteholder.

7.4	Subject to the Convertible Note Deed, the other Conditions and except as ordered by a court of competent jurisdiction or by law, the Company is not bound to take notice of or enter in the Register any trust or equity affecting the ownership of Convertible Notes or any incidental rights, and the receipt by any Noteholder or the legal personal representatives of a deceased Noteholder of any money payable in respect of the Notes is a good discharge to the Company.

7.5	Subject to the provisions of these Conditions relating to transfers, any person becoming entitled to Convertible Notes as a consequence of the liquidation, death, insolvency or other demise of a Noteholder may, on producing such evidence of that person’s title as the Company considers sufficient, be registered as the Noteholder.

7.6	Subject to the other Conditions, if several persons are entered in the Register as the joint Noteholders of any Convertible Notes then the payment to any one of those persons of the Face Value and interest from time to time payable in respect of the Convertible Notes will be an effective discharge to the Company for the money so paid and notice to any one of those persons will be an effective notice to all of those persons.

7.7	In the case of the death of any one of joint Noteholders, the survivor or survivors are the only person or persons recognised by the Company as having any title or interest in the Convertible Notes registered in their names jointly.

7.8	Time is of the essence of the Company’s obligations under these Conditions unless otherwise agreed in writing by the Noteholders.